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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                                January 14, 1999
                Date of Report (date of earliest event reported)



                           Deltic Timber Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                    1-12147                     71-0795870
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)



     210 East Elm Street, El Dorado, Arkansas                      71730
     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code (870) 881-9400


                                (Not Applicable)
         (Former name or former address, if changed since last report)
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Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item. 5. On January 14, 1999, Deltic Timber Corporation announced its Board of Directors has authorized the repurchase, initially, of up to $10,000,000 of its Common Stock. The repurchases may be effected from time to time in the open market or in private transactions, subject to market conditions and on such terms as management deems appropriate. Management anticipates that certain of the purchased shares will be reissued in connection with exercises of stock options.

          See the attached press release dated January 14, 1999 included as a part of this report as Exhibit No. 1.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Deltic Timber Corporation



                                         By: /s/ W. BAYLESS ROWE
Date:       January 19, 1999                ------------------------------
                                            W. Bayless Rowe, Secretary